UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2014
AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)
(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 12 , 2014, Avid Technology, Inc. (the “Company”) issued a press release announcing that it has completed its restatement and filed (i) its annual report on Form 10-K for the fiscal year ended December 31, 2013, which also includes results for the fiscal year ended December 31, 2012 and restated results for the period ending December 31, 2011, and (ii) its quarterly reports on Form 10-Q for each of the quarters ended September 30, 2013, June 30, 2013 and March 31, 2013. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

In the press release the Company also announced that on Friday, September 12, 2014, by 9:00 am Eastern Time, the Company will provide an investor update focused on articulating the Company’s corporate strategy and discussing the restatement of the Company’s historical financial statements and more details on the Company’s financial results. The investor update will be released through a series of videos on Avid’s website, www.avid.com, and can be accessed on http://ir.avid.com. The materials to be utilized during the investor update are attached as Exhibit 99.2 to this report.

Limitation on Incorporation by Reference. The information furnished in Items 2.02 and 7.01, including the press release and investor presentation attached hereto as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as Exhibits 99.1 and 99.2 hereto, the Form 8-K, press release and investor presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release and investor presentation regarding these forward-looking statements.

Item 9.01.      Financial Statements and Exhibits.

(d)                   Exhibits.

         The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description
99.1	Press release dated September 12, 2014
99.2	Investor Presentation September 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: September 12, 2014	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer